Exhibit 99.1
Business and Financial Update for European Investor Meetings David E. Meador, Executive Vice President and CFO Steven E. Kurmas, President & COO, Detroit Edison March 14 - 18, 2011

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions resulting in changes in demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population changes in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent emission controls, a renewable portfolio standard, energy efficiency mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2010 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2010 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. 2

Overview Utility Growth Non-Utility Growth Financial Outlook 3

DTE Energy

DTE Energy is an Integrated Energy Company

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2010 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2010 Earnings



Gas Storage & Pipelines



Unconventional Gas Production



Power & Industrial Projects



Energy Trading

4

Coal Nuclear Gas and Oil Hydro East 7944 1122 1101 917 Profile of Detroit Edison Tenth largest US electric utility with 2.1 million customers 7,600 square mile service territory centered around Detroit Approximately $5 billion in revenue, $17 billion in assets Regulated by the Michigan Public Service Commission (MPSC) Detroit Michigan Service Territory Coal 63% Gas/Oil 19% Nuclear 10% Generation Capacity by Fuel Type Total Capacity = 10,967 MW Pumped Storage 8% 5

Sales Storage East 81 19 Profile of MichCon Eleventh largest US natural gas utility with 1.2 million customers 14,700 square mile service territory throughout Michigan Significant state regulated gas storage capacity benefits customers (~134 Bcf) Approximately $1.6 billion in revenue, $4 billion in assets Regulated by the Michigan Public Service Commission (MPSC) Detroit Service Territory MichCon Gross Margin Storage & Transportation ~15% Gas Sales ~85% 6

7 Profile of Non-Utility Businesses Own and Operate Energy Related Assets Industrial Energy Services Renewable Energy (primarily outside of Michigan) Reduced Emissions Fuel Transport and Store Natural Gas 90 Bcf natural gas storage in Michigan 530 miles of pipeline in-service Western Barnett Shale Production of Natural Gas and Oil in Texas 70,000 net acres 194 gross producing wells 555 Bcfe reserves (proved and probable) Gas Storage & Pipelines Power & Industrial Projects Unconventional Gas Production

8 2010 Accomplishments Achieved solid 2010 operating EPS growth of 9% year over year* Earned authorized return on equity (ROE) at both utilities Achieved solid earnings in our non-utility businesses Cash flow and balance sheet metrics remain strong S&P upgraded DTE credit ratings in December 2010 Increased annual dividend 6% Maintained intense focus on continuous improvement Utility O&M down nearly $100 million since 2005 MPSC complaints down 20% from 2009; 50% from 2005 Over 400,000 customer call backs in 2010 focused on improving customer satisfaction Successfully executed growth investments Announced first major Detroit Edison renewable energy investment Began construction of second FGD (flue gas desulfurization) at Monroe Power Plant Launched several new projects that enable future growth at Power & Industrial Projects Growth rate based on operating earnings; reconciliation to GAAP reported earnings included in the appendix

Overview Utility Growth Non-Utility Growth Financial Outlook 9

Utility Growth Overview

DTE Energy

2007 – 2010 Results	2011 Outlook	Next 2 – 5 Years
DTE Annual EPS Growth Rate of ~9%	**Bridge Year After Strong 2010**	**Target 5% - 6% Annual DTE EPS Growth Rate**
• Combined utility growth 9% • Focus on Continuous Improvement and improved regulation drove utilities to earn allowed ROE • Pulled back investments during financial crisis	• Targeting ~3% combined utility growth • Earn authorized ROE of 11% • Significant renewable and environmental investments	• Resume 5% - 6% annual growth at the utilities • Targeting authorized ROE • Renewable and environmental investments ramp up materially

Growth rates based on operating earnings; reconciliation to GAAP reported earnings included in the appendix; 2007-2010 growth is compound annual growth rate

10

(CHART) 11 Detroit Edison lowered capital spending during economic crisis This temporarily slowed rate base growth / earnings growth Renewable investments ramp up materially over next 3 years ~$200 million renewable project could be late 2011 or early 2012 Environmental mandates also driving increased capital spending As a result, expect to see 5% - 6% annual EPS contribution growth Detroit Edison Capital Investment Profile (Billions) $1.0 $0.8 $1.0 $0.8 $0.9 $1.0 $2.4 - $2.8 Investments Retimed During Economic Crisis

12 Detroit Edison Investment Plan, 2011 - 2013 Base Infrastructure $2.1 - $2.3 billion Investments in FGD and SCRs to meet Clean Air Act requirements Infrastructure investments to ensure the reliability of generation fleet and distribution systems Renewable Energy & Energy Efficiency $500 - $600 million New generation to meet Michigan RPS 300 MWs of capacity required by 2013 - up to half Detroit Edison-owned wind generation Environmental Compliance $800 - 900 million

DTE Energy

Renewable Energy Investments



17MW Wood-waste Biomass Facility Currently Operating
Gratiot County 200MW Wind Farm
25MW Wind Farm Currently Operating
Future Wind Development
Two 3.2MW Landfill Gas Facilities 2011 COD

Projected Earnings

(millions, after-tax)



~$50
$25 - $35
$10 - $15
Energy Efficiency
Renewable Energy
2011E
2012E
2013E
2014E
2015E

Investments funded through existing surcharge

★ **Gratiot County Wind Farm**

- Detroit Edison pursuing 200MW wind farm with partner;
  - Own 56 turbines (~90MW); ~$200 million capital investment
  - Purchase output of 69 additional turbines (~110MW)
- Construction began December 2010; acquisition in late 2011 or early 2012

★ **Future Wind Development**

- Approximately 78,000 acres of easements under contract by Detroit Edison in Huron County
- Interconnection studies are underway
- Independent transmission company has obtained regulatory approval to expand transmission capacity

13

Strengthen and expand MichCon's distribution system Main renewal, pipeline integrity and meter relocation Investment in additional pipelines to connect our storage products to third parties Expansion projects provide increased storage for third party customers Distribution Other Retail MichCon Growth Opportunities Utility Storage & Transportation $500 - $600 million 2011-2013 investment plan focused on wholesale services for third parties and retail customer satisfaction Continued growth in appliance repair business 14

Michigan's Regulatory Ranking Relative to Other States Michigan Regulatory Structure Supports Growth Source: Barclays Capital, Regulatory Research Associates Tier 5 (Least Favorable) Tier 4 Tier 3 Tier 2 Tier 1 (Most Favorable) 2005 2009 2010 2006 2007 2008 Passed comprehensive energy legislation in 2008 "File and Implement" rates with forward looking test period Renewable portfolio standard with 20 year flat surcharge Advance approval by MPSC for major capital projects Trackers in place that reduce earnings risk Revenue decoupling Fuel cost pass through 15 Ranking (CHART)

Continuous Improvement (CI) Initiatives Driving Cost Reductions and Customer Satisfaction 16 Utility O&M* CI initiatives have more than offset large, structural cost pressures over last 5 years Ultimate goal: manage rate affordability during heavy investment period Targeting additional cost savings to help offset inflation Driving all groups to top-quartile operating and cost performance In addition to cost savings, customer focused CI initiatives are: Reducing outage frequency and duration Providing better options for low-income customers Improving fieldwork and outage communications communications communications communications communications communications communications communications communications communications communications communications communications communications communications communications communications communications communications communications communications * Excludes bad debt expense, Energy Efficiency and Renewable Energy (millions) Pension, healthcare, environmental and inflation Continuous Improvement cost reductions

(CHART) Michigan Economy Continues to Show Signs of Improvement (CHART) Detroit Edison Temperature Normal Territory Sales - GWh Residential Residential Commercial Commercial Industrial Industrial Other Other 48,280 49,591 +21% (2%) (2%) Michigan Unemployment* (%) Utility Accounts Receivable Arrears (millions) Detroit Edison MichCon MichCon Detroit Edison $430 $320 * Source: Bureau of Labor Statistics +3% 17 (CHART) 10.7%

Overview Utility Growth Non-Utility Growth Financial Outlook 18

DTE Energy

Non-Utility Growth Overview

2007 – 2010 Results	2011 Outlook	Next 2 – 5 Years
DTE Annual EPS Growth Rate of ~9%	**Bridge Year After Strong 2010**	**Target 5% - 6% Annual DTE EPS Growth Rate**
• 20% combined annual growth at Gas Storage & Pipelines (GSP) and Power & Industrial Projects (P&I) • ~$45 million average operating earnings contribution at Energy Trading • Unconventional Gas sale: $1.5 billion gross proceeds	• P&I earnings lower due to absence of non-repeating items • Scaling up P&I Reduced Emissions Fuel (REF) and renewable investments • Continuing to identify GSP development opportunities • Energy Trading working to rebound from reduced 2010 performance levels • Positioning Unconventional Gas for monetization	• REF and renewable investments provide solid growth at P&I • Longer-term investments provide earnings growth at GSP • Energy Trading returns to historical profit levels • Monetize Unconventional Gas assets to fund growth

Growth rates based on operating earnings; reconciliation to GAAP reported earnings included in the appendix; 2007-2010 growth is compound annual growth rate

19

(CHART) *Reconciliation to GAAP reported earnings included in the appendix **Excludes corporate allocations, interest and overheads Power & Industrial Projects: Earnings Potential of Over $100 Million by 2015 Illustrative** 2010A 2009A 2011E Earnings Contribution by Project Type $85 2012E 2013E 2014E 20 Steel Industry Fuels 2015E $30 - $40 Over $100 Operating Earnings* (millions) BN Contract Higher Coke Pricing Reduced Emissions Fuel Renewable Energy Industrial Energy Services Long-term "take-or-pay" coke contracts provide stable earnings Purchased majority ownership of a 44MW coal-to- wood conversion project in California Nov. 2010 - Expected to be on-line in Q4 2011 Additional 45MW conversion project located in California expected to be on-line in Q1 2013 Completed sale of interest in one project in January 2011 In negotiations with potential counterparties for additional transactions $40 - $50 $50 - $60 $75 - $85 2015 Earnings Contribution BN Contract Corporate allocations, interest and overheads ($60) - ($70)

Gas Storage & Pipeline: Development of Marcellus Shale Provides Future Growth Opportunities

DTE Energy


Storage Assets
Dawn
Union Gas
Trans Canada
Vector
Chicago
Empire
Corning
Millennium
Iroquois
Ramapo
Marcellus Shale
Pipeline Interests

Solid Operating Earnings* Growth
(millions)


Storage
Pipeline
$23
$34
$38
$49
$51
$53
~$70
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E

Growth Opportunities

Marcellus shale development creates growth opportunities for Millennium Pipeline

- Mainline expansions
- Bluestone pipeline
- Millennium to Iroquois (M-I) Connector

* Reconciliation to GAAP reported earnings included in the appendix

21

Successfully execute our investments in Detroit Edison renewable assets Tightly manage our Monroe Power Plant environmental investments Execute non-utility investments focused on premium returns and shareholder value creation Achieve operating EPS* of $3.40 - $3.70 in 2011 Targeting 5%-6% long-term earnings per share growth Preserve our balance sheet strength Continue to drive to top quartile cost and operating performance across all business units Financial Performance Growth & Value Creation * Reconciliation to GAAP reported earnings included in the appendix 22 (CHART) $2.89 $3.30 $3.60 Operating Earnings Per Share* 2008A 2009A 2010A $3.40 - $3.70 2011 Guidance Maintain intense focus on controlling capital investments that pressure customer affordability (CHART) Capital Investment (billions) $4.5 - $5.3 $0.6 - $0.9 $0.5 - $0.6 $3.4 - $3.8 Detroit Edison MichCon Non-Utility $0.6 $0.6 $2.6 $3.8 Summary: DTE Energy Growth 2012 Target 2013 Target

Overview Utility Growth Non-Utility Growth Financial Outlook 23

"Bridge" (CHART) 24 $2.82 $3.30 DTE Energy Earnings Growth * Reconciliation to GAAP reported earnings included in the appendix $2.89 DTE Energy Operating Earnings Per Share* $3.60 $3.55 CAGR = ~9% Targeting 5% - 6% Annual Growth

2011 Earnings Guidance Operating Earnings* (millions) 2011 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2011 Guidance 2010 Actual 25 Productive outcome in Q4 2010 rate case filing; ongoing cost reductions; earn authorized ROE (11%) Earn authorized ROE (11%); lower midstream revenues; cost reductions offset inflation; normal weather Improvement over 2010; not expected to fully return to historical levels in 2011 Higher oil production in 2011; non-strategic lease impairments in 2010 Lower interest expense in 2011 Growth from new projects partially offsetting non- repeating 2010 earnings, including Steel Industry Fuels Stable earnings supported by long-term contracts

Detroit Edison General Rate Case Filing 26 Detroit Edison's Estimated Net Rate Request* (CHART) Sales / Wholesale Revenue Rate Base / Capital Structure Benefit Expense / Other Total $116 $77 $60 $253 (millions) *Revenue requirement of $443 less proposed reductions to: delay recognition of Choice Incentive Mechanism base reset ($123); defer increased pension/OPEB expense ($47); temporarily reduce Nuclear Decommissioning surcharge ($20). April 1 April 29 June August October Staff Testimony Self-implementation (on or after 04/29) Briefs / Reply Briefs Proposal for Decision Final Order by 10/29 Rate Case Schedule

2011 Cash Flow Guidance Cash Flow Summary (billions) 2011 cash from operations expected to be higher than 2010 driven by lower tax payments 2011 capital spending increases $200 million versus 2010 due to: Increased environmental spend Increased non-utility investments Issued $180 million of equity in 2010 for pension and employee benefit programs No expected equity issuance in 2011 27 2011 Drivers Equity issued for employee benefit programs is considered non-cash and not included in financing activities

2011 Capital Expenditure Guidance Capital Expenditures Summary (millions) Detroit Edison Higher environmental capital for scrubbers at Monroe Power Plant Significant renewable construction in 2011; 56 turbines to be acquired from partner in late 2011 or early 2012 for $200 million MichCon Higher operational capital for pipeline integrity and meter relocation project Non-Utility Plan for $200 - $300 million of capital investment 28 2011 Drivers

(CHART) 29 *Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the trust preferreds as equity Strong Balance Sheet and Cash Flow Metrics are Key Priorities Leverage and cash flow metrics within or above targeted ranges In December 2010, S&P upgraded the credit ratings of DTE Energy, Detroit Edison and MichCon to reflect decreasing regulatory risk and improved financial measures Detroit Edison issued $600 million of debt in 2010 at an average rate of 4.2% Successfully renewed $1.8 billion of bank credit lines in August 2010 $1.7 billion of available liquidity at year end 2010 Leverage* Funds from Operations / Debt* (CHART) 51% 51% Target 50% - 52% 28% 23% Target 22% - 24% 53% 22%

(CHART) Our Dividend is Well Supported 30 Increased annualized dividend from $2.12 per share to $2.24 per share in 2010; 5.7% increase Dividend yield currently in-line with utility peers Payout ratio is in-line with 60%-70% target Dividend remains well supported Dividend Yield (as of February 2011) 4.8%

Investment Thesis DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet Utility growth plan driven by mandated investments Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability Meaningful, low-risk growth opportunities in non- utility businesses continue to provide diversity in earnings and geography 5%-6% Average Annual EPS Growth Attractive Dividend 31

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 32

Appendix

Power & Industrial driven by higher coke sales and Steel Industry Fuels tax credit Energy Trading driven primarily by lower economic performance and accounting timing 2010 Operating Earnings Variance Full year rate increase and normal weather partially offset by higher depreciation and 2009 property tax settlement Drivers * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison MichCon June 2010 rate order partially offset by warmer weather, lower midstream revenues and conservation Operating Earnings* (millions, except EPS) 2010 2009 Change Non-Utility (millions) 34

Orjiakor Isiogu Chairman Appointed: 9/9/07 Term Ends: 7/2/13 (Democrat) Monica Martinez Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 (Democrat) Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 (Independent) Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010 The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate. Commissioners are appointed to serve staggered six-year terms. No more than two Commissioners may represent the same political party. One commissioner is designated as chairman by the Governor. 35 Michigan Public Service Commission (MPSC)

DTE Energy is Well Positioned for Growth

DTE Energy

Detroit Edison Rate Base

(billions)


~$9.8
~$11.7
2010E
2013E

MichCon Rate Base

(billions)


~$2.4
~$2.6
2010E
2013E

Gas Storage & Pipelines



Marcellus shale development creates growth opportunities for existing assets

Power & Industrial Projects



Development of Reduced Emissions Fuels provides significant potential earnings growth

RPS requirements enable continued growth through coal-to-wood power plant conversions

36

Detroit Edison Generation Portfolio 37

Power & Industrial Projects: Industrial Energy Services Overview

DTE Energy



Coke Batteries
Pulverized Coal
On-Site Energy
EES Coke
PCI Enterprises - Severstal
PCI Enterprises - USS
Shenango
Burns Harbor
Indiana Harbor
Sparrows Point

Coke Batteries

Coke batteries supply blast furnace coke to integrated steel mills and sell by-products including tar, light oil and coke oven gas to third parties

- EES Coke: Own 100%; Produce 1M tons/year
- Shenango: Own 100%; Produce 350k tons/year
- Burns Harbor: 51% Financial Interest; Produce 875k tons/year
- Indiana Harbor: 14.8% Ownership; Produce 1.3M tons/year

Pulverized Coal

PCI facilities produce pulverized coal which is injected as a fuel into blast furnaces at integrated steel mills in substitution for higher cost coke, natural gas, and/or oil

- Sparrows Point
- PCI Enterprises - Severstal
- PCI Enterprises - USS

On-Site Energy

On-site energy projects provide private, utility-like services to select energy-intensive industries, primarily automotive, at over 20 sites throughout the Midwest

38

44 MW coal-to-waste-wood On-line Q4 2011 15 year contract 50% Ownership (post conversion) 39 Power & Industrial Growth Opportunities: Waste-Wood Renewable Overview 25 MW waste-wood 10 year contract 60 MW coal/wood co-firing 15 year contract 50% ownership 40 MW coal-to-waste-wood On-line Q4 2010 10 year contract 45 MW coal-to-waste-wood On-line Q1 2013 25 year contract Woodland Mobile Energy Services Stoneman (In Start-Up) Stockton (In Conversion) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Stockton, California Woodland, California Mobile, Alabama Cassville, Wisconsin New Project Development Multiple projects in early stage development Mt. Poso (In Conversion) Bakersfield, California

(CHART) RPS requirements are driving strong demand for wood-fired generation In-house expertise in coal-to-wood conversions and fuel sourcing provide advantage for Power & Industrial Investigating several other coal plants that are attractive candidates for wood conversion Power & Industrial Growth Opportunities: Demand For Wood-Fired Generation Drives Growth 40 Wood Renewables Business Earnings Contribution* $40 - $50 Existing Projects / Projects Under Construction Potential Growth Projects (millions) * Excludes corporate allocations and overheads Mt. Poso Q4 2011 Stockton Q1 2013 New projects coming on-line $25 - $30 Illustrative

(CHART) (CHART) Low Case High Case Project Returns (millions) Potential Earnings Contribution* (millions) Power & Industrial Growth Opportunities: Development of Reduced Emissions Fuel Projects 41 P&I has licensed a coal additive technology for producing refined coal that reduces emissions from coal-fired power plants and qualifies for Section 45 tax credits Reduces NOx emissions by 20% and mercury by 40% Five facilities placed in service in late 2009 Tax credits available for 10 years (2010 - 2019) Facilities can be relocated Find partners to maximize tax credit value Relocate facilities to host sites that maximize production volumes * Excludes corporate allocations and overheads Low Case High Case ~$75 Base Case Base case Project Overview Focus Areas to Achieve Maximum Value Illustrative

Energy Trading Faced Unique Market Challenges in 2010 Historically has contributed strong operating earnings and cash flow In addition, Energy Trading provides: Strategic market intelligence Execution capability for other DTE segments to support hedging and risk management initiatives 2010 provided marketplace challenges: Oversupplied gas market Significantly lower volatility and liquidity Regulatory changes and uncertainty associated with financial reform Response to recent challenges has been a greater focus on marketing and origination business Continuation of market challenges in 2011 could again pressure earnings below historical levels 42 * Reconciliation to GAAP reported earnings included in the appendix Operating Earnings* (millions) (CHART) $53 $43 $75 $6 ~$45 million average

(CHART) DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. (millions) FY 2010 Economic Net Income Accounting Adjustments** FY 2010 Operating Earnings* 6 16 22 Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs (CHART) 75 (13) 62 FY 2009 Operating Earnings* FY 2009 Economic Net Income Accounting Adjustments** 43 Energy Trading Operating Earnings* Realized Unrealized O&M / Other YTD 2009 YTD 2010 $104 $54 (2) 18 (47) (46) ($ millions, after-tax) $75 $6

Unconventional Gas Operating Metrics 44 Continue to prudently manage and develop oil and gas assets Invest $25 million Drill up to 25 wells Produce 6 Bcfe net, increase oil production Focus on water handling & production optimization 17 new wells on-line, 3 acquired Production of 4.8 Bcfe Increased oil production 39% Capital expenditures $26 million Acquired 7k acres, net 2010 Results 2011 Goals (CHART) (CHART) (CHART) Net Production (Bcfe) Gross Producing Wells 194 Reserves (Bcfe) Acreage Position (000's Acres) Net Undeveloped Net Developed 16 YE2010 54 70 15 48 YE2009 63 YE2010 YE2009 174 4.8 YE2009 5.0 (CHART) YE2010 YE2009 Probable (Unaudited) Proved 354 201 555 255 234 489 YE2010

Unconventional Gas Valuation 14% decrease in proved reserves in 2010 due primarily to removal of reserves that exceed 5 year development limit for Proven Undeveloped classification; majority of reduction shifted to probable Increased focus on crude oil directed investments Oil commands a premium value versus natural gas Oil currently accounts for about 5% of proved reserves and ~12% of the value Oil accounts for 20% of probable reserves and ~50% of the value Reserves Value* Low Value High Value (Bcfe) ($ per mcfe) ($ millions) ($ millions) Proved 201 $1.50 - $2.00 $300 $400 Probable 354 $0.25 - $1.00 $100 $350 Total 555 $400 $750 45 * Value based on comparative shale transactions adjusted for gas/natural gas liquid/oil mix

46 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 47

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 48

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 49

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 50 Gas Storage & Pipelines There were no adjustments to reported earnings for Gas Storage & Pipelines in 2006.